UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 7, 2022

NIGHTDRAGON ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-40108	85-4249052
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 Second Street, Suite 1275 San Francisco, California		94105
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (510) 306-7780

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
SCALE units, each consisting of one share of Class A common stock, $0.00001 par value, and one-fifth of one redeemable warrant	NDACU	The Nasdaq Stock Market LLC
Shares of Class A common stock included as part of the SCALE units	NDAC	The Nasdaq Stock Market LLC
Redeemable warrants included as part of the SCALE units	NDACW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 7, 2022, the Board of Directors (the “Board”) of NightDragon Acquisition Corp. (the “Company”), upon recommendation from the Board’s nominating and corporate governance committee, increased the size of the Board to four directors and appointed Barbara Massa to serve as a director of the Company, effective immediately. Ms. Massa was also appointed to the audit committee of the Board.

There are no arrangements or understandings between Ms. Massa, on the one hand, and the Company or any other persons, on the other hand, pursuant to which Ms. Massa was selected as a director. There are no related party transactions between the Company and Ms. Massa (or any of her immediate family members) requiring disclosure under Item 404(a) of Regulation S-K. Ms. Massa does not have any family relationships with any of the Company’s directors or executive officers. The Company will enter into its standard form of indemnification agreement with Ms. Massa.

A press release announcing Ms. Massa’s appointment to the Board is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description

99.1	Press Release, dated as of February 9, 2022.

104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 9, 2022	NIGHTDRAGON ACQUISITION CORP.

	By:	/s/ Steve Simonian
	Name:	Steve Simonian
	Title:	Chief Financial Officer